Exhibit 99.3

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                    JUNE 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.   Mortgage Loan Information:

          1.   Aggregate Scheduled Monthly Payments:

                                             Pool 1                   Pool 2
                                             ------                   ------
               (a)  Principal   $            308,944.01  $           275,869.02
               (b)  Interest    $          2,956,152.27  $           560,408.93
               (c)  Total       $          3,265,096.28  $           836,277.95

          2. Aggregate Monthly Payments Received and Monthly Advances made this month:

               (a)  Principal   $            308,944.01  $           275,869.02
               (b)  Interest    $          2,865,426.52  $           541,835.47
               (c)  Total       $          3,174,370.53  $           817,704.49

          3. Aggregate Principal Prepayments in part received and applied in the applicable Prepayment Period:

                                $            125,411.43  $            36,902.49

          4.   Aggregate   Principal   Prepayments   in  full  received  in  the
               applicable Prepayment Period:

               (a)  Principal   $            319,196.05  $           640,342.01
               (b)  Interest    $              1,419.59  $             4,264.41
               (c)  Total       $            320,615.64  $           644,606.42

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          5.   Aggregate  Insurance  Proceeds  (including  purchases of Mortgage
               Loans by primary mortgage insurers) for prior month:

                                             Pool 1                 Pool 2
                                             ------                 ------
               (a)  Principal.......... $         0.00         $        0.00
               (b)  Interest........... $         0.00         $        0.00
               (c)  Total.............. $         0.00         $        0.00

          6.   Aggregate Liquidation Proceeds for prior month:

               (a)  Principal.......... $         0.00         $        0.00
               (b)  Interest........... $         0.00         $        0.00
               (c)  Total.............. $         0.00         $        0.00

          7.   Aggregate  Purchase  Prices for Defaulted  and Modified  Mortgage
               Loans:

               (a)  Principal.......... $         0.00         $        0.00
               (b)  Interest........... $         0.00         $        0.00
               (c)  Total.............. $         0.00         $        0.00

          8. Aggregate Purchase Prices (and subsitution adjustments) for Defective Mortgage Loans:

               (a)  Principal.......... $         0.00         $        0.00
               (b)  Interest........... $         0.00         $        0.00
               (c)  Total.............. $         0.00         $        0.00

          9.   Pool Scheduled Principal Balance:

                                       $441,738,957.27         $86,895,024.62

          10.  Available Funds:........ $ 3,620,397.60         $ 1,499,213.40

          11.  Realized Losses for Prior Month:

                                        $         0.00         $         0.00

          12.  Aggregrate Realized Losses and Debt Service Reductions:

               (a) Deficient Valuations:$         0.00         $         0.00
               (b) Special Hazard Losses:
                                        $         0.00         $         0.00
               (c) Fraud Losses:        $         0.00         $         0.00
               (d) Excess Bankruptcy Losses:
                                        $         0.00         $         0.00
               (e) Excess Special Hazard Losses:
                                        $         0.00         $         0.00
               (f) Excess Fraud Losses: $         0.00         $         0.00
               (g) Debt Service Reductions:
                                        $         0.00         $         0.00

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          13.  Compensating Interest Payment:

                                            Pool 1                 Pool 2
                                             ------                 ------
                                        $      1515.52         $       230.26

          14. Accrued Certificate Interest, unpaid Class Interest Shortfalls and Pay-out Rate:

Class 1-A1..$              278,136.18  $            0.00 $          6.50000000%
Class 1-A2..$              369,154.15  $            0.00 $          6.75000000%
Class 1-A3..$               32,593.78  $            0.00 $          7.50000000%
Class 1-A4..$              337,128.97  $            0.00 $          7.00000000%
Class 1-A5..$              154,985.24  $            0.00 $          7.50000000%
Class 1-A6..$              115,338.54  $            0.00 $          7.50000000%
Class 1-A7..$              372,499.23  $            0.00 $          7.50000000%
Class 1-A8..$               35,454.47  $            0.00 $          7.00000000%
Class 1-A9..$               10,129.85  $            0.00 $         10.00000000%
Class 1-A10.$               53,777.59  $            0.00 $          7.50000000%
Class 1-A11.$              152,093.98  $            0.00 $          7.50000000%
Class 1-A12.$               36,793.61  $            0.00 $          7.50000000%
Class 1-A13.$               11,315.00  $            0.00 $          7.75000000%
Class 1-A14.$                1,460.00  $            0.00 $          6.00000000%
Class 1-A15.$               39,632.02  $            0.00 $          7.50000000%
Class 1-A16.$              261,963.26  $            0.00 $          7.50000000%
Class 1-A17.$               18,711.66  $            0.00 $          7.50000000%
Class 1-S...$              107,731.04  $            0.00 $          0.32884953%
Class 1-M...$               56,178.64  $            0.00 $          7.50000000%
Class 1-B1..$               28,086.20  $            0.00 $          7.50000000%
Class 1-B2..$               28,086.20  $            0.00 $          7.50000000%
Class 1-B3..$               14,046.22  $            0.00 $          7.50000000%
Class 1-B4..$                4,216.36  $            0.00 $          7.50000000%
Class 1-B5..$                9,834.08  $            0.00 $          7.50000000%
Class 1-R...$                    0.00  $            0.00 $          7.50000000%
Class 1-RL..$                    0.00  $            0.00 $          7.50000000%
Class 2-A1..$               83,917.93  $            0.00 $          7.00000000%
Class 2-A2..$               71,299.58  $            0.00 $          6.50000000%
Class 2-A3..$               69,501.25  $            0.00 $          6.50000000%
Class 2-A4..$               10,830.83  $            0.00 $          7.00000000%
Class 2-A5..$              144,267.25  $            0.00 $          7.00000000%
Class 2-A6..$               65,567.12  $            0.00 $          7.00000000%
Class 2-A7..$               52,017.24  $            0.00 $          7.00000000%
Class 2-S...$               34,389.71  $            0.00 $          0.50315388%
Class 2-M...$                5,203.26  $            0.00 $          7.00000000%
Class 2-B1..$                2,601.63  $            0.00 $          7.00000000%
Class 2-B2..$                2,601.63  $            0.00 $          7.00000000%
Class 2-B3..$                1,560.97  $            0.00 $          7.00000000%
Class 2-B4..$                1,040.65  $            0.00 $          7.00000000%
Class 2-B5..$                1,300.83  $            0.00 $          7.00000000%

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          15.  Principal Distribution Amount:

Class 1-A1..$                    0.00     Class 2-A1..$           373,250.01
Class 1-A2..$                    0.00     Class 2-A2..$                 0.00
Class 1-A3..$                    0.00     Class 2-A3..$                 0.00
Class 1-A4..$              644,697.26     Class 2-A4..$                 0.00
Class 1-A5..$               95,195.35     Class 2-A5..$           334,922.19
Class 1-A6..$               73,554.57     Class 2-A6..$           208,809.61
Class 1-A7..$              168,749.92     Class 2-A7..$            28,000.62
Class 1-A8..$                    0.00     Class 2-PO..$               428.66
Class 1-A9..$                    0.00     Class 2-M...$             2,800.89
Class 1-A10.$                    0.00     Class 2-B1..$             1,400.44
Class 1-A11.$               60,857.70     Class 2-B2..$             1,400.44
Class 1-A12.$                    0.00     Class 2-B3..$               840.26
Class 1-A13.$                    0.00     Class 2-B4..$               560.18
Class 1-A14.$                    0.00     Class 2-B5..$               700.23
Class 1-A15.$                    0.00
Class 1-A16.$               29,256.70
Class 1-A17.$                2,089.76
Class 1-PO..$                  964.60
Class 1-M...$                6,274.14
Class 1-B1..$                3,136.72
Class 1-B2..$                3,136.72
Class 1-B3..$                1,568.71
Class 1-B4..$                  470.89
Class 1-B5..$                1,098.29
Class 1-R...$                    0.00
Class 1-RL..$                    0.00

          16.  Additional  Distributions to the Class R Certificate  pursuant to
               Section 4.01(c):....................     $                    0

          17.  Additional  Distributions to the Class RL Certificate pursuant to
               Section 2.05(d):....................     $                    0

          18.  Certificate Interest Rate of:

                          Class 1-A8............................. 7.00000000%
                          Class 1-A9.............................10.00000000%
                          Class 1-S.............................. 0.32884953%
                          Class 2-S.............................. 0.50315388%

     B.   Other Amounts for such Distribution Date:

                                             Pool 1                 Pool 2
                                             ------                 ------

          1.  Senior Percentage:          94.90970000%           97.20370000%

          2.  Group I Senior Percentage:  84.73704016%           87.03832700%

          3.  Group II Senior Percentage: 10.17265984%           10.16537300%

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          4.  Senior Prepayment
              Percentage:                100.00000000%          100.00000000%

          5.  Group I Senior Prepayment
              Percentage:                100.00000000%          100.00000000%

          6.  Group II Senior Prepayment
              Percent:                     0.00000000%            0.00000000%

          7.  Group I Scheduled Distribution
              Percent:                     0.00000000%                    N/A

          8.  Group II Scheduled Distribution
              Percentage:                  0.00000000%                    N/A

          9.  Junior Percentage:           5.09030000%            2.79630000%

          10.  Junior Prepayment
               Percentage:                 0.00000000%            0.00000000%

          11.  Subordinate Certificate
               Writedown:           $            0.00     $              0.00

          12.  Prepayment Triggers satisfied:       YES                 NO
                                                    ---                 --
                  Class 1-B1..........               X
                                                    ---                 ---
                  Class 1-B2..........               X
                                                    ---                 ---
                  Class 1-B3..........               X
                                                    ---                 ---
                  Class 1-B4..........               X
                                                    ---                 ---
                  Class 1-B5..........                                   X
                                                                        ---
                  Class 2-B1..........               X
                                                    ---
                  Class 2-B2..........               X
                                                    ---
                  Class 2-B3..........               X
                                                    ---
                  Class 2-B4..........               X
                                                    ---
                  Class 2-B5..........               X
                                                    ---

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                      GE CAPITAL MORTGAGE SERVICES, INC.



                                      By:    /s/ Karen Pickett
                                      -------------------------------------
                                      Name:    Karen Pickett
                                      Title:   Vice-President,
                                               Investor Operations